                                                                                                                                                Exhibit 13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Xtra-Gold Resources Corp. (the "company") on Form 20-F for the year ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James Longshore, President and Chief Executive Officer of the company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

Date: March 31, 2022

James Longshore
James Longshore President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.